UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2011

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 22, 2011, Silicon Laboratories Inc., a Delaware corporation, (“Silicon Laboratories”), Sophia Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Silicon Laboratories, Spectra Linear, Inc., a Delaware corporation (“Spectra Linear”), and Shareholder Representative Services LLC entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which Spectra Linear became a wholly-owned subsidiary of Silicon Laboratories (the “Merger”) at the closing which occurred on January 25, 2011. Spectra Linear was a late-stage private company offering integrated timing solutions.

Under the terms of the Agreement, Silicon Laboratories acquired all of the outstanding capital stock of Spectra Linear in exchange for $40.0 million less an amount equal to the sum of Spectra Linear’ current assets minus certain liabilities as of the closing date. Of such consideration, $6.0 million will be withheld as security for breaches of representations and warranties and certain other expressly enumerated matters.

One of Silicon Laboratories’ directors, Harvey B. Cash, is a General Partner with InterWest Partners and InterWest Partners was one of the principal stockholders of Spectra Linear.  Mr. Cash abstained from the decision-making process with respect to the acquisition.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The press release announcing the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

2.1	Agreement and Plan of Merger, dated January 22, 2011, by and among Silicon Laboratories Inc., Sophia Merger Sub, Inc., Spectra Linear, Inc. and Shareholder Representative Services LLC

99.1	Press release of Silicon Laboratories Inc. dated January 26, 2011 entitled “Silicon Laboratories Expands Timing Solutions with Acquisition of SpectraLinear”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

January 26, 2011	/s/ Paul V. Walsh, Jr.

Date	Paul V. Walsh, Jr. Vice President of Finance (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 22, 2011, by and among Silicon Laboratories Inc., Sophia Merger Sub, Inc., Spectra Linear, Inc. and Shareholder Representative Services LLC

99.1	Press release of Silicon Laboratories Inc. dated January 26, 2011 entitled “Silicon Laboratories Expands Timing Solutions with Acquisition of SpectraLinear”